Exhibit 99.2

Terran Orbital Receives Payment from Rivada

BOCA RATON, Fla., Jan. 2, 2024 – Terran Orbital Corporation (NYSE: LLAP) (“Terran Orbital” or the “Company”), a global leader in satellite-based solutions primarily serving the aerospace and defense industries, today announced that it had received a payment from Rivada Space Networks (“Rivada”) pursuant to the Company's previously announced contract with Rivada (the “Rivada Contract”). The amount was for the completion of a program milestone. As a result, Rivada is current on all outstanding invoices. The Company expects to receive additional milestone payments in 2024 and continues to expect to meet its delivery obligations under the Rivada Contract on schedule in 2025 and 2026.

As a privately held company, Rivada is not required to report any information regarding its financial or operational performance. Consequently, at Rivada’s request, the Company does not plan to provide any further updates or otherwise publicly comment on the Rivada Contract, including but not limited to the status, timing and amount of any future payments to be made under such contract, except as required by the Securities and Exchange Commission or in updates in connection with the Company’s quarterly and annual financial reporting. Any inquiries regarding Rivada or the Rivada Contract should be directed to Brian Carney, Corporate Communications, Rivada Networks, bcarney@rivada.com.

About Terran Orbital

Terran Orbital is a leading manufacturer of satellite products primarily serving the aerospace and defense industries. Terran Orbital provides end-to-end satellite solutions by combining satellite design, production, launch planning, mission operations, and on-orbit support to meet the needs of the most demanding military, civil, and commercial customers. Learn more at www.terranorbital.com.

Forward-Looking Statements

This press release contains, and the Company’s officers and representatives may from time to time make other public written and verbal announcements that contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical facts, contained in this press release, regarding Rivada, the Rivada Contract, or the Company's expectations, plans or objectives relating to the Rivada Contract are forward-looking statements, including statements regarding the Company's strategic review or any resulting transactions. Forward-looking statements are typically identified by such words as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook, “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “will,” “should,” “would” and “could”

and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees and involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from what is expressed or implied by the forward-looking statements, including, but not limited to: Rivada’s right to terminate the Rivada Contract for convenience or default; our ability to scale-up our manufacturing processes and facilities in order to meet the demands of this program; the risks disclosed in our Annual Report on Form 10-K filed with the SEC on March 23, 2023, the prospectus supplement dated September 18, 2023 related to our Registration Statement on Form S-3, as amended (File No. 333-271093), which was declared effective by the SEC on April 18, 2023, and in our Quarterly Report on Form 10-Q filed with the SEC on November 14, 2023. Forward-looking statements speak only as of the date they are made and, except as may be required under applicable law, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contacts

Public Relations

pr@terranorbital.com
949-508-8484

Investor Relations
Jonathan Siegmann
ir@terranorbital.com
949-202-8476